UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12
Life360, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

EXPLANATORY NOTE

We are making this filing to amend and replace the CHESS Depositary Interest (“CDI”) Voting Instruction Form included in our Proxy Statement filed on April 16, 2025. The proxy materials delivered to our stockholders will include the attached CDI Voting Instruction Form. Other than this change to the CDI Voting Instruction Form, the Proxy Statement remains unchanged.

Life360
ARBN 629 412 942

## Need assistance?

**Phone:**
1300 850 505 (within Australia)
+61 3 9415 4000 (outside Australia)

**Online:**
www.investorcentre.com/contact

360

MR SAM SAMPLE
FLAT 123
123 SAMPLE STREET
THE SAMPLE HILL
SAMPLE ESTATE
SAMPLEVILLE VIC 3030

## YOUR VOTE IS IMPORTANT

For your vote to be effective it must be received by **5:00pm (AEST) on Friday, 23 May 2025 (being 12:00am (PDT)) on Friday, 23 May 2025.**

# CDI Voting Instruction Form

## How to Vote on Items of Business

Each CHESS Depositary Interest (CDI) is equivalent to one-third of Company Common Stock, so that every 3 (three) CDI registered in your name on Friday, 4 April 2025 at 8.00pm (AEST) (Friday, 4 April 2025 at 2.00am (PDT)) entitles you to one vote.

You can vote by completing, signing and returning your CDI Voting Instruction Form. This form gives your voting instructions to CHESS Depositary Nominees Pty Ltd, which will vote the underlying shares on your behalf. You need to return the form no later than the time and date shown above to give CHESS Depositary Nominees Pty Ltd enough time to tabulate all CHESS Depositary Interest votes and to vote on the underlying shares.

### SIGNING INSTRUCTIONS FOR POSTAL FORMS

**Individual:** Where the holding is in one name, the securityholder must sign.

**Joint Holding:** Where the holding is in more than one name, all of the securityholders should sign.

**Power of Attorney:** If you have not already lodged the Power of Attorney with the Australian registry, please attach a certified photocopy of the Power of Attorney to this form when you return it.

**Companies:** Only duly authorised officer/s can sign on behalf of a company. Please sign in the boxes provided, which state the office held by the signatory, ie Sole Director, Sole Company Secretary or Director and Company Secretary. Delete titles as applicable.

## Lodge your Form:

**XX**

### Online:

Lodge your vote online at www.investorvote.com.au using your secure access information or use your mobile device to scan the personalised QR code.

Your secure access information is

**Control Number: 999999**

**SRN/HIN: I9999999999**

**PIN: 99999**

### By Mail:

Computershare Investor Services Pty Limited
GPO Box 242
Melbourne VIC 3001
Australia

### By Fax:

1800 783 447 within Australia or
+61 3 9473 2555 outside Australia

**PLEASE NOTE:** For security reasons it is important that you keep your SRN/HIN confidential.

You may elect to receive meeting-related documents, or request a particular one, in electronic or physical form and may elect not to receive annual reports. To do so, contact Computershare.

Samples/000001/000002/i12

MR SAM SAMPLE
FLAT 123
123 SAMPLE STREET
THE SAMPLE HILL
SAMPLE ESTATE
SAMPLEVILLE VIC 3030

☐ **Change of address.** If incorrect, mark this box and make the correction in the space to the left. Securityholders sponsored by a broker (reference number commences with '**X**') should advise your broker of any changes.

I 9999999999 IND

# CDI Voting Instruction Form

**Please mark ☒ to indicate your directions**

## STEP 1 CHESS Depositary Nominees Pty Ltd will vote as directed

**XX**

### Voting Instructions to CHESS Depositary Nominees Pty Ltd

I/We being a holder of CHESS Depositary Interests of Life360, Inc. hereby direct CHESS Depositary Nominees Pty Ltd to vote the shares underlying my/our holding at the Annual Meeting of Life360, Inc. to be held virtually on Wednesday, 28 May 2025 at 9:30am (AEST) (being Tuesday, 27 May 2025 at 4:30pm (PDT)) and at any adjournment or postponement of that meeting. By execution of this CDI Voting Form the undersigned hereby authorises CHESS Depositary Nominees Pty Ltd to appoint such proxies or their substitutes to vote in their discretion on such business as may properly come before the meeting.

## STEP 2 Items of Business

PLEASE NOTE: If you mark the **Abstain** box for an item, you are directing CHESS Depositary Nominees Pty Ltd or their appointed proxy not to vote on your behalf on a show of hands or a poll and your votes will not be counted in computing the required majority.

**The Board of Directors recommends you vote FOR all Director Nominees and FOR Proposals 2 and 3.**

**1.** Election of three Class III directors named in the proxy statement (each for a term of three years).

| Nominees: | For | Withhold |
|---|---|---|
| 1a. Chris Hulls | ☐ | ☐ |
| 1b. Charles "CJ" Prober | ☐ | ☐ |
| 1c John Philip Coghlan | ☐ | ☐ |

| | For | Against | Abstain |
|---|---|---|---|
| **2.** Non-binding, advisory vote to approve named executive officer compensation. | ☐ | ☐ | ☐ |
| **3.** Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2025. | ☐ | ☐ | ☐ |

## SIGN Signature of Securityholder(s) *This section must be completed.*

| Individual or Securityholder 1 | Securityholder 2 | Securityholder 3 |
|---|---|---|
| | | |
| Sole Director and Sole Company Secretary | Director | Director/Company Secretary |

Contact Name ______________________ Contact Daytime Telephone ______________________ Date ___ / ___ / ___

360 316588A

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